POWER OF ATTORNEY

I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Borshoff Thomas Borshoff	Director	February 27, 2008

POWER OF ATTORNEY

I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marc Costantini Marc Costantini	Director	February 27, 2008

POWER OF ATTORNEY

I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Steven A. Finch Steven A. Finch	Director	February 27, 2008

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming Ruth Ann Fleming	Director	February 27, 2008

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher James D. Gallagher	Director	February 27, 2008

POWER OF ATTORNEY

I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all, prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 remains in effect until revoked or revised.

Signature	Title	Date

/s/ William P. Hicks III William P. Hicks III	Director	February 27, 2008

POWER OF ATTORNEY

I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Katherine MacMillan Katherine MacMillan	Director	February 28, 2008

POWER OF ATTORNEY

I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Neil M. Merkl Neil M. Merkl	Director	February 27, 2008

POWER OF ATTORNEY

I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and, all prior. Power of Attorneys in connection with the above mentioned acts, and is effective February 26, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Lynne Patterson Lynne Patterson	Director	February 26, 2008

POWER OF ATTORNEY

I, Bradford J. Race. Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of,the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and, all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 29, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bradford J. Race. Jr. Bradford J. Race. Jr.	Director	February 29, 2008

POWER OF ATTORNEY

I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1953: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 26, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Diana Scott Diana Scott	Director	February 26, 2008

POWER OF ATTORNEY

I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Robert L. Ullmann Robert L. Ullmann	Director	February 27, 2008

POWER OF ATTORNEY

I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-148992

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 27, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bruce R. Speca Bruce R. Speca	Director	February 27, 2008